UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 28, 2012

Penske Automotive Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12297	22-3086739
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2555 Telegraph Road, Bloomfield Hills, Michigan		48302
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-648-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

(a) Indenture and Securities.

On August 28, 2012, we completed the issuance of $550 million in aggregate principal amount of 5.75% Senior Subordinated Notes due 2022 (the “Notes”) and related guarantees (the “Guarantees,” and together with the Notes, the “Securities”) in a private offering under Rule 144A and Regulation S of the Securities Act of 1933.

We used a portion of the net proceeds of the Securities to purchase $317.7 million in aggregate principal amount of our 7.75% Senior Subordinated Notes due 2016 (the “2016 Notes”) on August 28, 2012, and to pay fees and expenses in connection with the Securities offering. The remaining proceeds from the Securities will be used to purchase and/or redeem the remaining 2016 Notes, to repay amounts currently outstanding under our U.S. credit agreement and, if additional funds are remaining, our U.S. floor plan borrowings. The Securities were issued under an indenture, dated August 28, 2012 (the “Indenture”), among us, all of our existing wholly-owned domestic subsidiaries, as guarantors (collectively, the “Guarantors”) and The Bank of New Mellon York Trust Company, N.A., as trustee (the “Trustee”).

The Securities will bear interest at an annual rate of 5.75%. Interest is payable semiannually in arrears on April 1 and October 1 of each year, beginning on April 1, 2013. The Securities mature on October 1, 2022, unless earlier redeemed or purchased by us. The Securities are our unsecured senior subordinated obligations and are guaranteed on an unsecured senior subordinated basis by our existing wholly-owned domestic subsidiaries.

On or after October 1, 2017, we may redeem the Securities for cash at the redemption prices noted in the Indenture, plus any accrued and unpaid interest. We may also redeem up to 40% of the Securities using the proceeds of specified equity offerings at any time prior to October 1, 2015 at the price specified in the Indenture.

If we experience certain “change of control” events specified in the Indenture, holders of the Securities will have the option to require us to purchase for cash all or a portion of their Securities at a price equal to 101% of the principal amount of the Securities, plus accrued and unpaid interest. In addition, if we make certain asset sales and do not reinvest the proceeds thereof or use such proceeds to repay certain debt, we will be required to use the proceeds of such asset sales to make an offer to purchase the Securities at a price equal to 100% of the principal amount of the Securities, plus accrued and unpaid interest.

The Indenture restricts our and the Guarantors’ ability to, among other things:

incur additional indebtedness;

make certain distributions, investments and other restricted payments;

create certain liens;

sell assets;

enter into transactions with affiliates;

create restrictions on our ability to receive dividends or other payments from certain subsidiaries;

and

merge, consolidate or transfer all or substantially all of our assets.

If an event of default under the Securities occurs, the trustee or other holders of not less than 25% in aggregate principal amount of the Securities may declare the principal amount of the Securities and any accrued and unpaid interest through the date of such declaration immediately due and payable, subject to certain conditions set forth in the Indenture. These amounts automatically become due and payable in the case of certain events of bankruptcy or insolvency. The Indenture provides that events of default include: (1) default in the payment of any principal amount or any redemption price due and payable, whether at the final maturity date or otherwise, whether or not such payment is prohibited by the subordination provisions of the Indenture; (2) default in the payment of any interest, including additional interest, under the Securities, if such default continues for 30 days, whether or not such payment is prohibited by the subordination provisions of the Indenture; (3) our failure to comply with any of our other agreements in the Securities or the Indenture upon our receipt of notice of such default from the Trustee or from holders of not less than 25% in aggregate principal amount of the Securities then outstanding, and the failure to cure (or obtain a waiver of) such default within 60 days after receipt of such notice; (4) one or more defaults has occurred under any of the agreements, indentures or instruments under which we or any of our significant subsidiaries then has outstanding indebtedness in excess of $50 million in principal amount, individually or in the aggregate, and either (a) such default results from the failure to pay such indebtedness at its stated final maturity or (b) such default has resulted in the acceleration of the final stated maturity of such indebtedness; (5) any Guarantee by a significant subsidiary of ours is held in any judicial proceeding to be unenforceable or invalid, or such significant subsidiary, or any person acting on its behalf, shall deny or disaffirm in writing its obligations under its Guarantee, except to the extent contemplated by the Indenture and any such Guarantee; (6) one or more final judgments, orders or decrees of any court or regulatory or administrative agency for the payment of money in excess of $50 million shall be rendered against us or any significant subsidiary and shall not be discharged or fully bonded and there shall have been a period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of an appeal or otherwise, shall not be in effect; and (7) specified events of bankruptcy, insolvency or reorganization affecting us or any of our significant subsidiaries.

The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, or any of its affiliates, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or an affiliate of the Company, and may otherwise deal with the Company or an affiliate of the Company, as if it were not the Trustee.

A copy of the Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein. The form of Security (included as Section 2.02 and 2.03 of the Indenture filed as Exhibit 4.1 hereto) is filed as Exhibit 4.2 to this Current Report on Form 8-K and is hereby incorporated by reference herein. The descriptions of the material terms of the Indenture and the Securities are qualified in their entirety by reference to such exhibits.

In addition, a copy of the press release announcing the closing of the $550 million aggregate principal amount of Securities is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

(b) Registration Rights Agreement.

We and the Guarantors entered into a registration rights agreement, dated August 28, 2012, with the initial purchasers of the Securities under which we agreed to file with the Securities and Exchange Commission an exchange offer registration statement (the “Registration Statement”) to allow holders to exchange the Securities for registered Securities having substantially the same terms as the Securities. We and the Guarantors will use our commercially reasonable efforts to cause such Registration Statement to become effective and to complete the exchange within 365 days after the original issuance of the Securities. We will be required to pay additional interest, subject to some limitations, to the holders of the Securities if we fail to comply with these obligations or the Registration Statement ceases to be effective or fails to be usable for certain periods of time, in each case subject to certain exceptions provided in the Registration Rights Agreement.

The initial purchasers of the Securities and their affiliates have engaged in, and may in the future engage in, investment banking, commercial banking, financial advisory services and other commercial dealings in the ordinary course of business with us and our affiliates. They have received customary fees and commissions for these transactions.

A copy of the Registration Rights Agreement is attached as Exhibit 4.3 to this Current Report on Form 8-K and is hereby incorporated by reference herein. The descriptions of the material terms of the Registration Rights Agreement are qualified in their entirety by reference to that exhibit.

(c) Supplemental Indenture relating to the 2016 Notes.

On August 14, 2012, we announced that we commenced a cash tender offer for any and all of our outstanding $375.0 million aggregate principal amount of 7.75% Senior Subordinated Notes due 2016 (the “2016 Notes”). In connection with the tender offer, we solicited consents (the “Consents”) from holders of the 2016 Notes to amendments to the indenture governing the 2016 Notes (the “Amendments”). The tender offer and consent solicitation (collectively, the “Offer”) are being made pursuant to an Offer to Purchase and Consent Solicitation Statement, dated August 14, 2012, and a related Letter of Transmittal and Consent, dated August 14, 2012. Holders who validly tendered their 2016 Notes and delivered their Consents to the Amendments prior to the early tender deadline of 5:00 p.m., New York City time, on August 27, 2012, were entitled to receive the total consideration of $1,042.50 per $1,000 principal amount of the 2016 Notes, which included an early tender premium/consent payment of $10.00 per $1,000 principal amount of the 2016 Notes, plus any accrued and unpaid interest on the 2016 Notes up to, but excluding, the payment date.

Since we received Consents from greater than a majority in aggregate principal amount of the outstanding 2016 Notes (85%), we executed a supplemental indenture, dated as of August 27, 2012 (the “Supplemental Indenture”), among us, the subsidiary guarantors named therein and the trustee to the indenture governing the 2016 Notes giving effect to the Amendments, which, among other modifications, eliminated substantially all of the restrictive covenants and certain event of default provisions contained therein. After the purchase by us of the 2016 Notes, $57.3 million in aggregate principal amount of the 2016 Notes remain outstanding.

Holders who validly tender their 2016 Notes after August 27, 2012, but on or prior to the end of the day, 12:00 midnight, New York City time, on September 11, 2012, will receive the tender offer consideration of $1,032.50 per $1,000 principal amount of the 2016 Notes, plus any accrued and unpaid interest on the 2016 Notes up to, but excluding, that date, but will not receive the early tender premium/consent payment. The Offer is conditioned upon the satisfaction of certain customary conditions. Any 2016 Notes purchased pursuant to the Offer will be cancelled, and those 2016 Notes will cease to be outstanding.

A copy of the Supplemental Indenture is attached as Exhibit 4.4 to this Current Report on Form 8-K and is hereby incorporated by reference herein. The descriptions of the material terms of the Supplemental Indenture are qualified in their entirety by reference to that exhibit. A copy of a press release describing the results of the early settlement of the tender offer and consent solicitation is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures above under 1.01 of this Current Report on Form 8-K are also responsive to Item 2.03 of this Current Report on Form 8-K and are hereby incorporated by reference into this Item 2.03.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

We have called for redemption our $57.3 million aggregate principal amount of remaining 2016 Notes at a redemption price of 103.875% of the principal amount of the 2016 Notes, plus accrued and unpaid interest to, but excluding September 27, 2012 (the “Redemption Date”).

The Company’s notice to holders specifying the terms, conditions and procedures for the redemption is available through The Depository Trust Company and the paying agent, The Bank of New York Mellon Trust Company, N.A.

A copy of the press release describing the redemption is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosures above under 1.01(c) of this Current Report on Form 8-K relating to the Supplemental Indenture are also responsive to Item 3.03 of this Current Report on Form 8-K and are hereby incorporated by reference into this Item 3.03.

Item 9.01 Financial Statements and Exhibits.

4.1 Indenture, dated as of August 28, 2012, by and among us, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2 Form of 5.75% Senior Subordinated Notes due 2022 (included within the Indenture filed as Exhibit 4.1).

4.3 Registration Rights Agreement, dated August 28, 2012, by and among us, the subsidiary guarantors named therein, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, U.S. Bancorp Investments, Inc. Stephens Inc. and BNP Paribas Securities Corp., relating to the 5.75% Senior Subordinated Notes due 2022.

4.4 Supplemental Indenture, dated as of August 27, 2012, by and among us, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.

99.1 Press Release regarding Securities Offering.

99.2 Press Release regarding Offer and Redemption.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penske Automotive Group, Inc.

August 28, 2012	By:	/s/ Shane M. Spradlin

Name: Shane M. Spradlin
Title: Executive Vice President

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Exhibit Index

Exhibit No.	Description

4.1	Indenture, dated as of August 28, 2012, by and among us, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.3	Registration Rights Agreement, dated August 28, 2012, by and among us, the subsidiary guarantors named therein, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, U.S. Bancorp Investments, Inc. Stephens Inc. and BNP Paribas Securities Corp., relating to the 5.75% Senior Subordinated Notes due 2022.
4.4	Supplemental Indenture, dated as of August 27, 2012, by and among us, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.
99.1	Press Release regarding Securities Offering.
99.2	Press Release regarding Offer and Redemption.